UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 31, 2009 (August 28, 2009)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into A Material Definitive Agreement.

On August 28, 2009, China Information Security Technology, Inc. (the "Company") and its wholly-owned subsidiary China Public Security Holdings Limited, a British Virgin Islands company ("CPSH"), entered into a Share Purchase Agreement (the "Purchase Agreement") with Rita Kwai Fong Leung (the "Seller"), the sole shareholder of Topwell Treasure Ltd., a Hong Kong limited company ("Topwell"), for the purchase of Topwell and its wholly-owned Chinese subsidiary, Huipu Electronics (Shenzhen) Co., Ltd. ("Huipu"), for an aggregate purchase price of $16,000,000. The Company is obligated to pay $8,000,000 (approximately RMB54,640,000) of the purchase price in cash on or before November 28, 2009, and $4,000,000 in 1,101,930 shares of the Company’s common stock, par value $0.01 (the "Shares"), valued at $4,000,000, or approximately $3.63 per share (the average of the closing price of the Company’s common stock at Nasdaq for the 20 trading days prior to August 28, 2009), within 90 days of the closing of the Purchase Agreement. The remaining $4,000,000 in 1,101,930 shares of the Company’s common stock should be issued by the Company according to the following make good provision. The closing is expected to occur on or before October 1, 2009.

The Purchase Agreement contains a make good provision, pursuant to which, the Company is obligated to issue and deliver shares of the Company’s common stock to the Seller if Topwell attains certain audited consolidated after tax net income ("ATNI") thresholds for fiscal years 2009 through 2011, as follows:

Year Ending December 31,	ATNI Thresholds (in USD)	CIST Common Stock Issuable
2010	Equal to or greater than $4,000,000	413,223
	Equal to or greater than 3,600,000 but less than $4,000,000	371,900
	Equal to or greater than $3,200,000 but less than $3,600,000	330,578
	Less than $3,200,000	- 0 -
2011	Equal to or greater than $5,200,000	413,223
	Equal to or greater than $4,680,000 but less than $5,200,000	371,900
	Equal to or greater than $4,160,000 but less than $4,680,000	330,578
	Less than $4,160,000	- 0 -
2012	Equal to or greater than $6,760,000	275,484
	Equal to or greater than $6,084,000 but less than $6,760,000	247,936
	Equal to or greater than $5,408,000 but less than $6,084,000	220,387
	Less than $5,408,000	- 0 -

Topwell’s wholly-owned PRC subsidiary, Huipu, was a major customer of the Company and accounted for 13% of the Company’s sales in fiscal year 2008. In May 2008, the Company’s wholly-owned PRC subsidiary, Information Security Technology (China) Co., Ltd. ("IST"), entered into a contractual joint venture agreement with Topwell’s wholly-owned PRC subsidiary, Huipu, to set up a joint venture project in the manufacturing and sales of LCD screens. In May 2008, IST also entered into a contractual joint venture agreement with Lianchengwen Technology (Shenzhen) Co., Ltd. to set up a joint venture project in leasing LCD screens. According to the contracts, the Company provided funds to the projects for equipment acquisition, repayable by the other parties if certain revenue and income targets were not met. This contractual arrangement also resulted in the creation of a variable interest under FIN 46R, as the Company is the primary beneficiary of the project. Effective December 31, 2008, the contractual joint venture arrangements were terminated and IST received approximately $718,000, representing its agreed-upon share of the joint venture project’s net income from inception through termination. As a result of the termination, the cash flows of the joint ventures have been eliminated from IST’s ongoing operations and IST has no continuing involvement in the projects. Accordingly, the assets and liabilities and revenues and expenses of the two joint ventures are no longer included in the Company’s consolidated financial statements and the $718,000 has been recorded as income from discontinued operations.

Other than with respect to the foregoing, Topwell has not had a material relationship with the Company or any of the Company’s officers, directors or affiliates or any associate of any such officer or director prior to its entry into this transaction.

The foregoing summary of the material terms and conditions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

A copy of the Company’s press release announcing entry into the Purchase Agreement furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.

The information pertaining to the Company’s shares of common stock in Item 1.01 is incorporated herein by reference in its entirety. The Shares of the Company’s common stock that will be issuable to the Seller within 90 days of the closing of the Purchase Agreement will not have been registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to issue the Shares in reliance on the exemption from registration provided by Regulation S of the Securities Act. The Company’s reliance upon Regulation S was based upon the following factors: (a) the Seller is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person, (b) the Seller agreed not to offer or sell the Shares (including any pre-arrangement for a purchase by a U.S. person or other person in the United States) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other U.S. person as defined in Regulation S unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available and (c) at the time of the origination of contact concerning the Purchase Agreement and at the date of the execution and delivery of this Agreement, the Seller was outside of the United States.

Item 9.01

Financial Statement and Exhibits.

  (d)   Exhibits.

Number	Description

10.1	Share Purchase Agreement, dated August 28, 2009, by and among China Public Security Holdings Limited, Topwell Treasure Ltd., Rita Kwai Fong Leung and the registrant.

99.1	Press Release, dated August 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

Dated: August 31, 2009	By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1	Share Purchase Agreement, dated August 28, 2009, by and among China Public Security Holdings Limited, Topwell Treasure Ltd., Rita Kwai Fong Leung and the registrant.

99.1	Press Release, dated August 31, 2009